Deferred revenue	6 Months Ended
Dec. 31, 2018
Deferred revenue
Deferred revenue

24Deferred revenue

	31 December 2018 £’000	Restated(1) 30 June 2018 £’000	Restated(1) 31 December 2017 £’000
Total	162,614	217,597	149,546
Less non-current deferred revenue	(32,952)	(37,085)	(32,704)

Current deferred revenue	129,662	180,512	116,842

(1) Comparative amounts have been restated - see note 34 to the interim consolidated financial statements for further details.

Revenue from commercial, broadcasting and matchday activities received in advance of the period to which it relates is treated as deferred revenue. The deferred revenue is then released to revenue in accordance with the substance of the relevant agreements or, where applicable, as matches are played. The Group receives substantial amounts of deferred revenue prior to the previous financial year end which is then released to revenue throughout the current and, where applicable, future financial years.